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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 3, 2002
                                                           ------------


                              CSS INDUSTRIES, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


Delaware                                   1-2661                 13-1920657
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(State or Other                       (Commission File        (I.R.S. Employer
Jurisdiction of Incorporation)             Number)           Identification No.)


1845 Walnut Street, Philadelphia, PA                        19103
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:       (215) 569-9900
                                                          --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 4.  Changes in Registrant's Certifying Accountant

         On July 3, 2002, our Board of Directors, upon the recommendation of the Audit Committee engaged KPMG LLP as its independent public accountants to audit our financial statements for our fiscal year ending March 31, 2003.

         After reasonable efforts, we have been unable to obtain the letter required by Item 304 (a) (3) of Regulation S-K from our former independent public accountants, Arthur Andersen LLP. Therefore, in accordance with Item 304T
(b) (2) of Regulation S-K, compliance with Item 304 (a) (3) is not required.



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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CSS INDUSTRIES, INC.
                                            (Registrant)


                                            By  /s/ Clifford E. Pietrafitta
                                               -------------------------------
                                                 Clifford E. Pietrafitta
                                                  Vice President - Finance and
                                                   Chief Financial Officer



Date:    July 10, 2002